Exhibit 10.2(b)


     Schedule of Secured Convertible Notes (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind during the three months ended June 30, 2006


                                                             Conversion
     Issue Date        Due Date           Principal           Price (a)
     ----------        --------          ------------         ----------
      04/07/06         10/07/06          $  4,633,723          $0.0100
      04/21/06         10/21/06             1,447,275          $0.0100
      05/10/06         11/10/06             2,230,279          $0.0100
      05/25/06         11/25/06               343,012          $0.0100
      06/09/06         12/09/06             2,650,000          $0.0100
      06/23/06         12/23/06             5,150,000          $0.0100

                                       ----------------
                                         $ 16,454,289
                                       ================


(a) Note conversion price will be the greater of: (i) the lower last sale price of NCT's common stock on the date of the note or the preceding date; or
     (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.